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                           THE WALL STREET TRANSCRIPT

           "THE GLOBAL INTELLIGENCE CENTER FOR BUSINESS AND FINANCE"

(c) 1996 WALL STREET TRANSCRIPT CORPORATION ALL RIGHTS RESERVED

                                September 9, 1996

              SPECIAL INTERVIEW - RESOURCES/BASIC MATERIALS STOCKS

                            ------------------------
                            GLOBAL NATURAL RESOURCES
                            ------------------------

[GRAPHIC:  PHOTO OF MICHAEL CHAPMAN]

MICHAEL CHAPMAN is Senior Research Analyst, Metals and Mining at U.S. Global Investors, Inc. in San Antonio, Texas. Prior to joining U.S. Global Investors he was a petroleum engineer for Unocal Corp. He is a graduate of the University of Texas at Austin from which he received a B.S. in petroleum engineering and an M.A. in energy and mineral resources. A member of the Society of Petroleum Engineers, he is a candidate for the CFA Level II. In his free time, Mr. Chapman likes to play soccer.

     (AAY870101)  TWST:  TELL ME  ABOUT  THE U.S.  GLOBAL  RESOURCES  FUND.
     MR.  CHAPMAN:  The U.S.  Global  Resources  Fund is a  diversified  natural resources fund. It's exposed to the industrial sector of the economy. We seek capital appreciate by investing in natural resource-based companies. The fund can be considered somewhat of an inflation hedge because it invests in hard assets. You might want to look at it if you are an investor, as a way to fulfill your requirement for international diversification and as a way to participate in worldwide economic growth, which we expect to be fairly strong over the coming years. It's an alternative to gold stocks because you have the exposure to hard assets without as much volatility as gold. You also obtain diversification across a basket of natural resources, as opposed to being strictly involved in just a gold fund. We invest in copper, nickel, zinc, oil and gas, lumber, chemicals, steel, so you actually have a broad array of asset classes which tend to mute the volatility that you find from a single asset class like gold.

     TWST: IN WHICH SECTOR DO YOU HAVE YOUR HEAVIEST WEIGHTING AT THIS TIME?
     MR. CHAPMAN: At this time, we are most heavily weighted in the oil and gas sectors. The oil and gas sectors comprise quite a wide variety of sectors. This includes the domestic oil and gas producers, the international oil and gas producers, natural gas distribution companies, oil and gas drillers, and oil and gas service stocks. But the weighting for all these sectors combined runs between 40 and 55 percent, and I would say we're closer to the upper end of that right now given the strength in the oil market.

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CHAPMAN: WESTERN MINING IS PAR EXCELLENCE.  THEY HAVE NICKEL EXPOSURE, THEY HAVE
COPPER EXPOSURE, THEY HAVE IRON ORE EXPOSURE AND THEY ACTUALLY EVEN HAVE URANIUM EXPOSURE... WESTERN MINING IS A FAIRLY LOW COST PRODUCER IN ALL OF THOSE METALS.
--------------------------------------------------------------------------------

     TWST: WHAT ARE SOME OF THE LARGER POSITIONS THAT YOU HAVE IN THE SECTOR? DO YOU HAVE ANY BIAS TOWARDS LARGE CAP OR SMALL CAP COMPANIES?
     MR. CHAPMAN: We don't really have a bias towards large caps. We wouldn't necessarily pick a large cap over a small cap just because it was a large cap. We do have weightings in some of the larger international oil companies such as EXXON (XON, SIC2911) and TEXACO (TX, SIC2911) because they are very solid companies, which we believe will provide long-term growth. But presently, one of our larger holdings in the fund is Woodside Petroleum (WPL) out of Australia.

     TWST: TELL ME ABOUT IT.
     MR. CHAPMAN: I consider Woodside one of the premier Australian oil and gas growth stocks. They've had tremendous success in exploration, they participated in the discovery and the development of Cassack Field off the Northwest shelf and the Laminaria Field off the Northwest shelf of Australia, which they have been developing in association with Broken Hill Proprietary (BHP, SIC3312) and some other companies. These fields have been the drivers of their growth. The share price has done very well for us in the portfolio and we consider it a core holding for any Australian oil and gas exposure, because of its solid production and cash flow growths.

     TWST: IS IT IMPORTANT TO HAVE EXPOSURE OUTSIDE THE U.S.?
     MR. CHAPMAN: Yes, it's where the big finds are being made. But you don't have to buy an Australian stock to get international oil and gas exposure, because the oil industry is already fairly global in its scope. A lot of U.S.-based companies, like Exxon and Texaco have operations in the Australia, the Far East, and Russia. But Australia is a very resource-based economy, so you will find that in Australian oil and gas sector, as well as in the metal sectors, the market better understands the companies. So you get a truer valuation of the company.
     In the case of Woodside, there's a large depositional basin along the Northwest shelf of Australia which has produced some rather large fields, Woodside is very active in the region and has a lot of experience there. And given their large size and their ability to generate cash flow and explore for oil, we consider them one of the better growth prospects in the region for finding more oil.

     TWST: WHAT DO YOU MEAN WHEN YOU SAY THE AUSTRALIAN MARKET BETTER UNDERSTANDS THESE COMPANIES?
     MR. CHAPMAN: I believe that the Australian market, given the country's resource bent, is more adept at evaluating the information when it comes out, and is far more forgiving of fluctuations in a company's earnings because they better understand that the oil and gas market is cyclical in nature. In the U.S., if Exxon's earnings go down on the quarter, the market will punish them even though it is a short- term aberration that will be reversed. In Australia, the market will realize that it was a bad quarter, maybe there were some production problems, but will not punish the stock because the market is more far sighted.

     TWST: U.S. INVESTORS SEEM TO BE VERY UNFORGIVING OF EVEN A SLIGHT EARNINGS SHORT FALL IN ANY INDUSTRY.
         MR. CHAPMAN: I think the focus here is fairly short term. While there has been a lot of talk about changing investors' expectations, the focus in the U.S. investment industry and in many of other facets of life here is fairly short term. In Australia and some of the other economies in the world, they do tend to focus on longer-lived assets and longer-term returns --not returns this quarter or next quarter, but one or two years out. Investors are far more forgiving of a down quarter, therefore the stocks will hold, and will be less volatile, but still retain the upward bias.

     TWST: AS A RULE OF THUMB, AND I PROBABLY SHOULD HAVE ASKED YOU THIS HEAD ON, WHEN PEOPLE BUY YOUR FUND, WHAT'S THE TIME FRAME THAT THEY SHOULD HAVE IN MIND?
     MR. CHAPMAN: One to three years, I would say, is the time frame we generally look at for investments. We hope to get into a stock before it is fully valued or is fully discovered by the market, and begins to run, generally that's going to be six to 12 months before the market understands what we have perceived in the stock. And then over the next two or three years the market starts assimilating information that's available and adequately valuing it, or if there is a good growth story, two to three years should be a decent amount of time for that growth story to develop and actually come to fruition in our portfolio.

     TWST: AND WHAT'S YOUR SELL DISCIPLINE?
     MR. CHAPMAN: The sell discipline in the portfolios is based primarily on cash flow analysis. Oil and gas stocks, depending upon their reserve life and the quality of their assets trade on a multiple of cash flow anywhere between 4 and 8 times. If you get a decent long-lived asset trading at 4 times cash flow, we would consider that as a buy. If it then gets above the range, say 11 or 12 times cash flow, because the asset is depleting and, therefore, not producing the cash, we would then consider selling it. In the oil and gas industry, you need strong cash flow to keep the asset productive and to keep discovering new fields. If you find that a company is trading at too high a cash flow it's eventually going to come back.

     TWST: TELL ME ABOUT SOME OF THE STOCKS THAT YOU LIKE BEST IN THIS SECTOR. MR. CHAPMAN: We've had some very good success with a company called ABACAN
RESOURCES (ABACF, 5 3/8, SIC 1311 ) which is drilling offshore in Nigeria. It's ABACF on the over-the-counter market. The story there is that there's been a lot of positive indications coming out of Nigeria. They haven't yet proven up a large reserve, but the indications from surrounding areas is very, very positive. The stock right now has moved up quite a bit, and has done very well for us in the portfolio. We've also had some nice movement in some of the oil and gas drilling stocks we've picked up, and some of the oil and gas service stocks. Within the last year we've picked up a company called COOPER CAMERON CORP (RON, 52 3/4 SIC3533) on the New York Stock Exchange. It came public last July at around $16 and it ran up. We caught onto the story when it was round about $28, after there was incredibly heavy buying by the insiders. The CEO and CFO cumulatively bought about $7 million of stock on the open market, which is rather a large investment from the CEO and CFO. In further investigating the company, we realized it has a very strong growth profile. We got into the stock round about $32 and it's now trading at about $52 within a year of buying it. And that has been a function of the strength in the oil services sector as a whole, although this stock has somewhat outperformed.

--------------------------------------------------------------------------------
CHAPMAN: ALCOA IN MY OPINION, IS ONE OF THE BETTER BUYS IN THE INDUSTRY. THEY HAVE THE LOWEST DEBT RATIO IN THE ALUMINUM INDUSTRY. THEY HAVE A HUGE CASH POSITION ON THEIR BALANCE SHEET, SO EVEN IF THERE IS AN INDUSTRY DOWNTURN, THESE GUYS WILL DO BETTER THAN ANYBODY ELSE.
--------------------------------------------------------------------------------

         The oil services sector, as a whole, is one that we're focusing on now because of higher oil price. You'll find that the smaller oil companies' in-house oil price projections are lower than the prevailing prices so they are going to be flush with a little bit of cash that they weren't expecting to have. Chances are they might raise their dividends a small amount, but they are not going to dividend out all the cash. What you are going to find is they are going to start spending money to increase their production, to increase their reserves. In a recent article published in "The Wall Street Journal," it was cited by the Arthur Andersen Annual Report on the state of the oil industry that capital expenditures from 250 companies surveyed are up 12 percent over last year. And spending on exploration is up 10 percent, to $50.4 billion. With exploration and capital expenditures increasing, these companies are going to be drilling more wells which will help the likes of SCHLUMBERGER (SLB, 84 3/8, SIC1389), HALLIBURTON (HAL, 52 5/6 SICL600), BJ SERVICES (BJS 315/8 SIC1389), BAKER HUGHES (BHI, 30 1/4 SIC3533) and also tie valve manufacturers and the well head manufacturers. Therefore, we feel that drilling and the oil service are the areas we want to most focus our attention on right now.

     TWST: WHAT IS THE NEXT LARGEST SECTOR?
     MR. CHAPMAN: The two other major groupings in the fund are the metals and the industrials. In metals, we include aluminum, copper, nickel, zinc, steel and gold. And in the industrials we include chemical, paper forest products, railroad and special situations.

     TWST: LET'S TALK ABOUT THE METALS. WHAT PART DOES GOLD PLAY IN YOUR PORTFOLIO?
     MR. CHAPMAN: Gold right now is about 8 percent of the Portfolio. It's not a very big part of the portfolio, as we have two other funds that are strictly gold funds.

     TWST: WE HAVE DONE SEVERAL INTERVIEWS WITH VICTOR FLORES.
     MR. CHAPMAN: If somebody wants exposure to gold, we let them get into those funds. However, gold is a fairly decent part of the metals universe and we do keep anywhere between a 2 and 8 percent weighting in gold securities. As you well know we usually work very closely with Victor to determine what he feels the gold market is going to be doing.

     TWST: THERE WAS A REPORT IN TODAY'S PAPER THAT THE IMF MAY BE SELLING OFF WHAT LOOKS LIKE QUITS A LARGE SUPPLY OF GOLD IN ORDER TO BE ABLE TO HELP SOME OF THE UNDERDEVELOPED COUNTRIES WITH THEIR DEBT BURDEN. WHAT ARE THE IMPLICATIONS FOR THE PRICE OF GOLD?
     MR. CHAPMAN: Right now, and I can't consider myself a gold expert, but in watching the market, the market reacts very quickly to pieces of news like that. Right now, fundamentally, the gold market is in deficit. Presently, all the gold that is produced is just enough to cover the jewelry demand, never mind the stocking of good for bullion purposes, the purchases for investment, or any of the fabrication uses of gold. So fundamentally gold is in a very strong position, but market sentiment could tip quickly. Depending upon how much the IMF sells, they might send the market lower.

--------------------------------------------------------------------------------
CHAPMAN: FREEPORT MCMORAN COPPER & GOLD IS | GEOGRAPHICALLY WELL LOCATED IN THAT THEIR MINE IS IN IRIAN JAYA IN INDONESIA. IT'S AN ABSOLUTELY HUGE DEPOSIT, AND I FEEL IT IS UNDERVALUED.
--------------------------------------------------------------------------------

     TWST: WHAT IS THE CURRENT PRICE $384, $385?
     MR. CHAPMAN: A little higher, $386, $387 today. Gold was up around $389, it got close to $390 but never quite got up there. It's been in a fairly tight trading range, between $382 and $390, lately toward the upper end of the range and, therefore, you've seen actually some strength in the gold shares.

     TWST: DO YOU FOCUS ON THE LARGE NORTH AMERICAN COMPANIES, OR DO YOU PREFER SOME OF THE SMALLER EXPLORATION COMPANIES.
     MR. CHAPMAN: In the U.S. Global Resources Fund, we tend to focus on value in the smaller exploration and production companies. Given that we don't have a very large weighting in gold, we feel that it's most advantageous to ourselves and our shareholders to focus on the stories that would give us the biggest bang for the buck.

     TWST: WHICH ARE THEY AT THIS TIME?
     MR. CHAPMAN: We hold a medium-sized gold producer with exploration potential named Meridian Gold (AqrIGi.T, 4 /8) is our largest holding in the fund right now.

     TWST: AND THAT'S OUT OF WHERE?
     MR. CHAPMAN: Meridian has some properties in Nevada as well as in South America. The properties in Nevada are Bear Track and Rossi and Jerritt Canyon which is jointly owned with Minorco (MNRCY, SIC5190). They also have some decent exploration potential in South America Meridian was an interesting company in that the total market cap for this company, which actually produces gold and has solid reserves, was lower by a large margin than what Barrick (ABX, 27SIC1040) paid for Arequipa, a pure exploration play when all was said and done, Barrick paid over $1 billion Canadian for Arequipa when Meridian Gold came out, it was more in the $500 million range. So we were buying, as opposed to an exploration DroDerty that had at the time of the bid roughly nine holes of drill data, two operating mines and an exploration property for half the price. We believe it was an excellent value play on a producing gold mine with upside potential and we've been adequately rewarded for that. The stock is up over 20 percent since we purchased it about a month ago. On the smaller stocks, we own a company out of Sweden called Terra Mining (TERR.S, 18 5/8) which has...

     TWST: ONE DOESN'T TEND TO THINK OF SWEDEN AS A GOLD PRODUCING COUNTRY.
     MR. CHAPMAN: No, and that's what kind of caught my attention when the story came across my desk. Here was a gold mine, in a Scandinavian country, and like you said, not too many people think of Scandinavia as a gold mining capital. But they have the potential to produce 400,000 ounces of gold over the mine life. It's a fairly small producer, but from a value standpoint it's an absolute steal. If you look at Barrick, it's trading at 25 times price/earnings ratio; Terra is trading at 9.5, which is what you'd look for in an industrial company, never mind a gold company. They have the potential to increase production and have an extensive exploration program along the trend where they have found their initial gold mine. So it's a great value play. And one of the things we do try to do here is we tend to try to find value in the stocks we're looking at.

     TWST: THINKING BACK TO CONVERSATIONS WITH VICTOR FLORES, DOESN'T HE
TEND TO BE VERY SKEPTICAL ABOUT "HOT" GOLD STOCKS?
     MR. CHAPMAN: Yes, Victor is very skeptical and he's had quite a bit of influence on my investing style. You can invest in the hot stocks and you might make some money, but if you are not careful and you don't keep up with the story, you will lose your shirt. You are far better off to plod along with the solid value stocks, and Victor's track record pretty much speaks for itself. He hasn't been the number one fund with 100 percent return over a month, but historically, he's been over the last five and 10 year periods, in the top three. And we would try to replicate that type of investment philosophy and performance in the global resources fund. We look for value stories that have good growth potential, but where you are not paying too much for the potential. You are actually paying for the value and getting the growth at a rather large discount.

     TWST: TURNING TO THE OTHER METALS, AREN'T THE BASE METALS MORE DEPENDENT ON THE ECONOMY?
     MR. CHAPMAN: Yes, the base metals are fairly strongly dependent upon the economy and industrial production.

     TWST: WHAT ARE YOUR EXPECTATIONS, OR YOUR OUTLOOK FOR THE ECONOMY IN THE U.S. AND THE DEVELOPED WORLD?
     MR. CHAPMAN: In the Western world, the U.S. particularly, my opinion is the economy is still robust. The revised second quarter GDP growth in the U.S. turned out to be 4.8 percent up from --

     TWST: WHICH IS HIGHER THAN ANYONE EXPECTED.
     MR. CHAPMAN: Yes, the expectations of most of the economists was for GDP growth to remain at 4.2 percent which was the first round estimate. So the economy is somewhat stronger than people expected and I believe it will continue to grow. In the last two days, the stock market has reacted negatively to the news, it's down again today. I think there will be fairly muted growth, but still positive growth in the U.S. economy -- at least enough for it to maintain and slightly increase its consumption of most of the base metals. I don't think there is going to be stellar growth in any of the developed world countries. Germany has come out of the doldrums and Japan has come out of its recession. What everybody in the metal market is hoping for is a concerted three-way recovery of the U.S., Europe and Japan. And we have seen indications that that actually might happen and that will bolster the metals markets and should firm up the prices which have been weak in the last quarter after the Sumitomo scandal.

     TWST: WHERE ARE YOU PICKING YOUR SPOTS: WHAT ARE YOU EMPHASIZING?
     MR. CHAPMAN: We're market weighted in copper. I think copper has fairly negative fundamentals working against it presently. There's a lot of mine production coming on line and I feel that there will probably be overcapacity m the copper 4 market, keeping the price somewhat depressed. I don't thank it's headed down to the $0.40 or $0.50 per pound range, but I think it will remain around $0.90 for the foreseeable future.

     TWST: IS THE SUMITOMO  SCANDAL  DISCOUNTED IN THE STOCKS?
     MR. CHAPMAN: I think so. Copper price took a precipitous drop once the Sumitomo scandal came to light. The price drooped to a low of around about $0.84 and has since recovered to around about $0.90. So I think most of the negative news has been factored into the market. I believe that copper equities have also factored in the negative news. For instance, Phelps Dodge (PD, 60 1/2, SIC3330) has fallen from a prescandal price of 575 to its present price of $62. Asarco (AR, 25 7/8, SICB330) and Freeport McMoRan (FCX, 29 3/8, SIC1000) have also come off in price. It's a volatile market and very difficult to predict; however, my belief is that most of the bad news has been factored in. I also think the metal markets overreacted to the scandal and unfairly drove the price of other metals down to levels which weren't commensurate with the underlying fundamentals.

--------------------------------------------------------------------------------
CHAPMAN: I CONSIDER WOODSIDE ONE OF THE PREMIER AUSTRALIAN OIL AND GAS GROWTH STOCKS. THEY'VE HAD TREMENDOUS SUCCESS IN EXPLORATION, THEY PARTICIPATED IN THE DISCOVERY AND DEVELOPMENT OF THE COSSACK FIELD OFF THE NORTHWEST SHELF AND THE LAMINARIA FIELD.
--------------------------------------------------------------------------------

     TWST: WHICH METALS WILL SHOW THE GREATEST STRENGTH OVER THE NEXT SIX TO 12 MONTHS?
     MR. CHAPMAN: Over the next six to 12 months, and I guess I am somewhat out of the mainstream here, I like tin. I believe tin and aluminum will surprise people and perform well.

     TWST:  THAT'S  INTERESTING.  I  DON'T  HEAR  VERY  MUCH  ABOUT  TIN  AS  AN
INVESTMENT.
     MR. CHAPMAN: It's fairly difficult to get a stock that is purely tin. The possibilities are Minsur, an underground tin miner out of South America, Tambang Timah, out of Indonesia, and South Crofty Holdings (SFHT), which is an underground tin mine in Comwell. South Crofty is not very profitable, so I'm very high on them.

     TWST: WHAT WAS THE INDONESIAN COMPANY?
     MR. CHAPMAN: Tambang Timah. Tamang is Indonesian for mining and Timah is Indonesian for tin.

     TWST: ARE THESE STOCKS THAT YOU HOLD IN YOUR FUND?
     MR. CHAPMAN: No. Tambang Timah had an IPO last year and ran up on the London Exchange to round about (pound)18 to (pound)20, which on my valuation scale was fully valued. They reported some fairly poor earnings last quarter and they've weakened to round about (pound)16. Given the new data, I'd like to see the price weaken a little bit further and then I'd like to pick up some Tambang Timah.
     Minsur management is not very shareholder friendly so you can't get a lot of information out of them and you can't get a true sense of what they are going to do and what their plans are. They are fairly closed. There have been efforts by some of the investment bankers we work with to get them to open up in order to increase the level of awareness of the stock. It's a story that we're developing and we're still following.

     TWST: HOW MUCH TIN PRODUCTION IS THERE IN THE WORLD?
     MR. CHAPMAN: Mine production 1995 was about 120,000 tons. So it's not an incredibly large market.

     TWST: WHERE DOES THE DEMAND FOR TIN COME FROM?
     MR. CHAPMAN: The two major uses are for tin plating of steel cans for food and beverages and for solder. My belief is that with the increasing intensity of utilization of computer chips and electronic products, there is going to be strong demand in the solder market for tin. In the tin plating, the Europeans and the Asians express a preference for tin-plated cans as opposed to aluminum for whatever reason. Another factor that could significantly impact tin usage is the recent development of a steel can that's as light and as thin as an aluminum can. This product could compete with aluminum cans in the beverage market. The amount of tin that coats these steel cans remains the same, but the steel consumption is less. So you still have a lightweight, easily crushable can, which could compete in price with an aluminum can, but consumes tin for tin plating, which I think is a very positive development in the tin market.

     TWST: WHAT ABOUT SOUTH CROFTY HOLDINGS?
     MR. CHAPMAN: South Crofty Holdings is a very high cost tin producer leveraged to the tin price. It is the most leveraged tin holding that I know of, but they are still having operational problems in getting their mine up and running at full capacity.

     TWST: BUT IT'S AN AREA TO WATCH.
     MR. CHAPMAN: It's an area to watch. The other metal that I do like is aluminum. I'm actually fairly bullish on aluminum, and that, I guess, is a little bit contrarian to what I've heard from the likes of DLJ and some other investment banks. There has been strong, sustained increase in the intensity of the use of aluminum over the last 50 years. Increases in aluminum consumption have outpaced industrial production growth, so the intensity of aluminum usage has actually increased ahead of industrial production. The trend has slowed, but aluminum growth rates are still fairly strong. Despite the strong growth, the industry went into overcapacity in 1993, 1994, causing an inventory build-up which drove the aluminum price to all-time lows on an inflation-adjusted basis. The inventory levels have come down, but the market still has a fairly negative impression of aluminum. And my belief is, the increasing use of aluminum in cans, in packaging, in electronics and electricity transmission, in construction...

     TWST: AND EVERY SO OFTEN, THERE IS TALK ABOUT INCREASING THE AMOUNT OF ALUMINUM IN CARS.
     MR. CHAPMAN: Yes, that's always held out there for you. There has been substantial increased usage in the entire transportation sector, not just automobiles. You do now see aluminum engine blocks in some sports cars to reduce weight. More cars have these fancy hubs, and a lot of those are aluminum hubs. You are seeing a lot more aluminum usage in the entire transportation sector. It's lightweight and strong. It is used in wheels, in truck bodies and in rail cars. The highest growth sector in the aluminum industry is actually the transportation sector. I don't think anybody is going to come out with an all-aluminum car anytime soon, but you are going to start seeing aluminum used in the cooling systems, you are going to see aluminum used in engine components and in other parts of the car. You won't find an all aluminum car, but you will find more intensity of usage.

     TWST: THIS SOUNDS VERY POSITIVE.
     MR. CHAPMAN: I think that it is very positive, because from a world standpoint, people are buying more and more cars every year. The Chinese presently do not own very many cars, and there have been some astronomical projections about how many cars the Chinese are eventually going to own, on the order of 180 million to 300 million cars. I don't believe it will actually get that high anytime soon, but there is going to be increasing usage of cars in China and in Southeast Asia as their GDP and their wealth grow. So for most of the metals, regardless of what they are aluminum, zinc, copper, tin, I think there is going to be strong demand over the next five to 10 years. You are not going to see a monstrous spike in these metals but you are going to see steady growth in all sectors of the metals market. That's basically what we're investing in, worldwide growth, which seems to be inexorably increasing the whole time.

     TWST: WHAT'S AN ALUMINUM STOCK TO BUY TODAY THAT'S TRADING AT A REASONABLE VALUATION?
     MR. CHAPMAN: One of the more heavily covered stocks is ALCOA (AA, 62 1/8, SIC3334), but ALCOA in my opinion, is one of the better buys in the industry. They have a huge cash position on their balance sheet, so even if there is an industry downturn, these guys will do better than anybody else. They could be potentially poised for some acquisitions or increased globalization, although they are already a global company. Their price/earnings ratio is by no means too high compared to the competitors. It is slightly higher, but then they are the premier aluminum company, so you'd expect them to trade at a slight premium. They've had good return on assets, good return on equity and they have exposure in the aluminum market as well as the primary aluminum, semi-finished and finished aluminum products. Therefore, our primary holding in the aluminum sector is ALCOA.

[GRAPHICS: Line Graph for ALUMINUM COMPANY OF AMERICA (c) Long Term Values. Reprinted by permission.]

     Right now, another one of the stocks we are looking at very closely is ALUMAX which is restructuring its business. They have sold off a lot of what they consider to be their noncore assets. They sold off some mining assets to PENOLES, a Mexican mining company, in the last two months for $160 million worth of cash. They also sold about half of their fabricated products division which accounted for $500 million worth of sales. They sold that for about $236 million. So they've actually been able to sell assets that they didn't feel were in their core growth constituencies for cash that they can use to pay down debt associated with the Cressona acquisition.

--------------------------------------------------------------------------------
CHAPMAN: YOU CAN INVEST IN THE HOT STOCKS AND YOU MIGHT MAKE SOME MONEY, BUT IF YOU ARE NOT CAREFUL AND YOU DON'T KEEP UP WITH THE STORY, YOU WILL LOSE YOUR SHIRT. YOU ARE FAR BETTER OFF TO PLOD ALONG WITH THE SOLID VALUE STOCKS.
--------------------------------------------------------------------------------

     They are also funding expansion in their proprietary semisolid forging products division where they produce what they call, near-net products. This division forges aluminum cast wheels which require very little finishing to be in the final product form. So it's actually a fairly low cost, but very high margin product.
     They are increasing their production from these plants. They have one plant in Arkansas that they are bringing up to speed and one in Kentucky that they are bringing up to speed which I think will be earnings accretive in the next fiscal year. They have a fairly decent balance sheet. Their debt ratio is higher than ALCOA'S but it's not unmanageable, they have 2 times interest coverage. I believe that the changes they've made within their business are going to benefit them in the long run, and they are one of the cheapest stocks on a book value basis. They are trading right at book which you don't often see in the aluminum stocks. So from a valuation basis, you have a lot of downside protection and a lot of upside potential, so your risk/reward ratio in ALUMAX is very good.

[GRAPHICS: Line Graph for ALUMAX (c) Long Term Values. Reprinted by permission.]

     TWST: ARE ALCOA AND ALUMAX BOTH HELD IN YOUR FUND?
     MR. CHAPMAN: ALUMAX, not presently. The stock price is around $32 right now and I'd like to pick it up at $30 which is my target price. It would then be trading slightly below book. There might be some short-term weakness in the aluminum market and we might be able to pick it up at a slightly lower price than right now. But again, that's one of the stories that we're following very closely. I met with ALUMAX'S management last week and came away feeling extremely positive about the story. There could be some acquisitions announced later this year that could drive the story and from the standpoint of the Alumax stock, they could even be a potential acquisition target themselves, given the low valuation they are trading at right now.

     TWST: MICHAEL, I UNDERSTAND THAT YOU INCLUDE IRON ORE AND STEEL IN YOUR COVERAGE. WHAT ARE THE COMPANIES THAT ONE WOULD INVEST IN IF ONE WANTED TO BE POSITIONED IN IRON ORE?
     MR. CHAPMAN: It's very difficult to find strictly an iron ore producer. We have exposure to iron ore through some of our diversified mining companies, WMC, which is Western Mining Company out of Australia, has iron ore in Western Australia.

     TWST: WHY IS IT IMPORTANT TO BE IN IRON ORE?
     MR. CHAPMAN: Well, iron ore is a bulk commodity used by all the steel companies. It's one of the highest cost items in the steel producing cycle and my feeling is that, again, with the global industrial growth, there is going to be strong demand for steel. The sectors in the steel industry, which look positive are: rebar, which is reinforcing bar used in roads and in buildings to reinforce concrete; there is going to be strong usage in the automobile industry, and there is going to be strong usage in stuff like rail cars and new buildings that are going up. So I think that you would want to own the steel companies even though they've been depressed lately. You also want to own the companies that provide the raw materials that the steel companies are going to use. That way you have a piece of the action the whole way through. You have exposure to all industries that will benefit from a robust steel industry, which I believe it is what we'll see in the next year or two.

     TWST: HOW SHOULD AN INVESTOR POSITION HIMSELF OR HERSELF TO TAKE ADVANTAGE OF THE TRENDS THAT YOU SEE?
     MR. CHAPMAN: The first stock that I feel will do well is WESTERN MINING out of Australia. Again, we have some Australian exposure. From a standpoint of taking a stock that has exposure to all the major constituents required for economic growth, I think Western Mining is par excellence. They have nickel exposure, they have copper exposure, they have iron ore exposure and they actually even have uranium exposure, which is a fairly valuable commodity. One of Asia's largest sources of power is nuclear. The price of aluminum has moved up and some of the uranium companies have benefitted. Uranium is in short supply and demand is strong; therefore, we should see strong earnings growth over the next couple of years. We have exposure to that through WESTERN MINING and CAMECO, a Canadian company.
     Back to the other metals that WESTERN MINING produces from the standpoint of industrial production, you require steel and copper, they are primary constituents in industrial growth, and WESTERN MINING is a fairly low cost producer in all of those metals. So from the standpoint of building a portfolio, I think that would be one of the core assets you would have to have.

[GRAPHICS: Line Graph for FREEPORT MCMORAN COPPER & GOLD (c) Long Term Values. Reprinted by permission.]

     Then you want a stock that will profit from the growth in energy consumption which you are going to find in Southeast Asia and China. China is already a net importer of oil; it imports about 600,000 barrels a day. South Korea is incredibly energy intensive, but does not have a lot of energy itself. So you want a company that is geographically close to these markets and has large reserves of oil. In that vein, we are going with WOODSIDE. It's our third largest holding in the fund and we discussed its attributes earlier.
     Another stock that I firmly believe will benefit from economic growth in S.E. Asia is FREEPORT MCMORAN COPPER & GOLD. It is also geographically well located, in that their mine is in Irian Jaya in Indonesia. It's an absolutely huge deposit, 40 billion pounds of copper and 50 million ounces of gold, and I feel it is undervalued. I don't think enough value is attached to their gold and copper assets and their exploration potential is phenomenal. So again, you have one of the basic constituents of industrial growth, which is copper, and you have one of the largest gold mines in the world, very close to the Japanese and Asian markets which are large gold buyers. So those, I think are three stocks that position us very well from a globally diversified standpoint and across the natural resource spectrum.

     TWST: WE DIDN'T TALK ABOUT FOREST PRODUCTS. MAY WE JUST HAVE A WORD ABOUT WHAT YOUR VIEWS ARE ON FOREST PRODUCTS?
     MR. CHAPMAN: Right now, we've moved away from the pulp producers. Pulp ran up very nicely, and we've had some great gains in some of the pulp companies. We had Millette which was bought out last year. We recently picked up WILLAMETTE INDUSTRIES (WMTT, 61 3/4, SIC 2621) and LOUISIANA-PACIFIC (LPX, 21 3/4, SIC
2421), LOUISIANA-PACIFIC specifically because it is a fairly cheap play and had quite strong insider buying. Historically, the insiders of LOUISIANA-PACIFIC have been fairly shrewd in picking up the stock when they felt it was cheap. So we had been watching the story and followed the insiders.

--------------------------------------------------------------------------------
CHAPMAN: WE ARE INTO WHAT WE CONSIDER ONE OF THE MOST DEFENSIVE STOCKS IN THE WOOD INDUSTRY, MEAD...OUR PLAY WITH MEAD IS VERY VALUE ORIENTED.
--------------------------------------------------------------------------------

     TWST: ISN'T LOUISIANA-PACIFIC ONE OF THE ONLY PURE PLAYS IN WOOD PRODUCTS? MR. CHAPMAN: It is. It is in wood products, and our fund is actually now fairly well diversified across the paper and the forest products sector. We are staying away from the pulp producers and we are into what we consider one of the most defensive stocks in the wood industry, MEAD (MEA, 57 1/4, SIC 2631). As opposed to being on the front end where you process the wood, MEAD is more into paper products and stationery. But our play with MEAD is very value oriented in that we believe the company is worth more on a break-up basis than it's trading at right now. It's probably worth about $90 on a break-up basis. So that's a very defensive play in the paper products. In a "Forbes" article recently, they mentioned that when you buy a forest products company, you want to buy for value. That value is imbedded in the wood that's imbedded in the ground, and we feel LOUISIANA-PACIFIC is one of the better positioned, cheaper, wood products plays.

[GRAPHICS: Line Graph for MEAD (c) Long Term Values. Reprinted by permission.]

     TWST: MICHAEL, UNLESS THERE ARE ANY OTHER COMPANIES THAT YOU WOULD LIKE TO MENTION, TELL US HOW YOUR FUNDS PERFORMED, EITHER YEAR-TO-DATE OR OVER THE PAST 12 MONTHS, WHICHEVER TIME FRAME YOU PREFER.
     MR. CHAPMAN: Quarter to date, we are down 0.86 percent, but year to date we are up 15.72 percent, and that's of today, August 30. We had a very strong first and second quarter but the third quarter has bee sideways along with the market. Still, that's pretty good for a natural resource fund. What I really want to focus on is the fund's potential over the next one to three years. We believe that the investments ideas we areputting in place now are really going to come to the fore and drive the performance of this fund over the next one to three years. Historically, this fund hasn't had the best performance because the fund lacked focus and had changing objectives. Over the last year, our portfolio manager Ralph Aldis has refocused the fund and its objectives and has two new analysts, myself and Dr. Naijang Zhou, working on the fund. So what you have is a concerted effort by three analysts on a fairly small fund to pick value and to pick stocks that are going to perform well over the next one to three years. It takes a bit of time to find a good array of stocks to build a fundamentally solid portfolio and that is why we believe that our shareholders are going to see good returns over the next one to three years.

     TWST: THANK YOU.

                          -------------------------------
                          MICHAEL CHAPMAN
                            U.S. Global Investors, Inc.
                            7900 Callaghan Road
                            San Antonio, Texas 78229-0467
                            (800) 873-8637
                          -------------------------------

----------
For a free prospectus containing more complete information including charges ad expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. Average annual total rate of return for 1, 5, and 10 year periods ended 8/30/96, 16.68%, 6.00%, and 6.13%.

Reprinted from The Wall Street Transcript.